UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2014

PPG INDUSTRIES, INC. (Exact name of Registrant as specified in its charter)
Pennsylvania (State of Incorporation)	001-1687 (Commission File Number)	25-0730780 (I.R.S. Employer Identification No.)
One PPG Place Pittsburgh, Pennsylvania (Address of principal executive offices)	15272 (Zip Code)
(412) 434-3131 (Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On April 1, 2014, PPG Industries, Inc., a Pennsylvania corporation (“PPG”), issued a press release announcing: (1) the consummation of PPG’s previously announced sale of its 51% interest in Transitions Optical, Inc., Transitions Optical Holdings B.V. and Transitions Optical Limited to Essilor International (Compagnie Generale D’Optique) S.A., a French société anonyme (“Essilor”) pursuant to the Transaction Agreement, dated July 28, 2013, by and among Essilor, PPG, PPG Industries Securities, LLC, a Delaware limited liability company, PPG Luxembourg Finance S.àR.L., a Luxembourg Société à responsabilité limitée, and Group 26 Diversified Holdings Ireland, an Ireland private unlimited company; and (2) the consummation of PPG’s previously announced sale of its sunlens business to Essilor. A copy of PPG’s press release is filed as Exhibit 99.1 to this report and is incorporated into this Item 8.01 by reference.

The information with respect to the transactions described in the attached press release required to be filed under other items of Form 8-K will be filed on a separate Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of PPG Industries, Inc., dated April 1, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: April 1, 2014	By:	/s/ Charles E. Bunch
Charles E. Bunch
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of PPG Industries, Inc., dated April 1, 2014.